John Hancock
Patriot Premium
Dividend Fund I

SEMI
ANNUAL
REPORT

3.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21

Dear Fellow Shareholders,

After punishing stock market losses for much of 2000 and 2001, investors began 2002 with trepidation, wondering if a strong fourth quarter rebound would continue. It didn't, but initial concerns about the economy, and mistrust generated by the Enron scandal, began to give way to relief, as signs of an economic rebound grew stronger. The Dow Jones Industrial Average, with its blue chip roster of stocks, actually gained ground in the first three months of 2002, returning 4.29%. The broader Standard & Poor's 500 Index was essentially flat, at 0.28%, while the tech-heavy Nasdaq Composite Index continued to reflect the technology and telecommunications sectors' woes, losing 5.30% through March 31, 2002. Bond results were more muted than last year.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, not only among different asset classes, such as stocks, bonds and cash, but also among various types of each, such as growth or value stocks of different capitalizations.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June 2001.

While the stock market is still digesting the latest economic data, and trying to determine its impact on earnings, it is becoming increasingly clear that the economic and corporate profit cycles have begun to turn. So we remain encouraged, and confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
modest growth
in capital, by
investing in
a diversified
portfolio of
dividend-paying
preferred and
common equity
securities.

Over the last six months

* Changing expectations about the economy and the direction of interest rates prompted stock and bond market volatility.

* Fears of rising interest rates pressured preferred stocks.

* The Fund's energy-related holdings performed well as oil and natural gas prices skyrocketed.

[Bar chart with heading "John Hancock Patriot Premium Dividend Fund I." Under the heading is a note that reads "Fund performance for the six months ended March 31, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.16% total return for John Hancock Patriot Premium Dividend Fund
I. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

 3.7%   NSTAR
 3.1%   CH Energy Group
 3.1%   Chevron
 3.0%   Puget Energy
 2.7%   El Paso Tennessee Pipeline (8.25%, Ser A)
 2.5%   Energy East Corp.
 2.5%   Coastal Finance I (8.375%)
 2.4%   Sierra Pacific Power (7.80%, Ser 1, Class A)
 2.3%   Energy East Capital Trust I (8.25%)
 2.3%   South Carolina Electric & Gas (6.52%)

As a percentage of net assets on March 31, 2002.



MANAGERS'
REPORT

BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Premium Dividend Fund I

Preferred stocks -- one of the two primary areas of focus for John Hancock Patriot Premium Dividend Fund I -- struggled during the past six months amid post--September 11 jitters and fears of rising interest rates. Because of their relatively high dividends, preferred stocks tend to rise in value like bonds when interest rates fall, and fall in value when rates are on the upswing. In October and November, the Federal Reserve Board aggressively cut interest rates in an attempt to steady global financial markets and prevent an economic slowdown from worsening. Preferred stocks rallied along with the overall bond market. But from December through March, preferreds went into a funk. An evolving consensus that an economic rebound was just around the corner, and strong indications that the Fed was at the end of its current cycle of cutting rates, prompted investors to gravitate from the more defensive segments of the market -- like preferreds -- into more economically sensitive groups.

"Utility common stocks
 ...spent the first half of
 the period in a valiant
 struggle against the
 many elements that
 were stacked against
 them."

UTILITY COMMON STOCKS BRIGHTEN

Utility common stocks -- the Fund's other primary investment focus -- spent the first half of the period in a valiant struggle against the many elements that were stacked against them. The same gravitation toward growth stocks that muted preferred stocks' returns in October and November hurt utility common stocks as well. The collapse of energy-trading company Enron also was a major drag on utility stocks -- both common and preferred -- in the final weeks of 2001. The company, once one of the nation's largest companies and a major component of the Dow Jones Utility Average, filed for bankruptcy in December as investors lost confidence in the company's financial reporting. Fears of "Enronitis" spread across the utility sector, causing it to post losses during January. But then conditions turned more favorable in February and March. Despite a warmer-than-normal winter, electricity, oil and natural gas prices rose dramatically in response to stronger industrial demand and heightened tensions in the Middle East. Furthermore, there was growing confidence that most utilities weren't subject to the types of problems that brought down Enron.

"Thanks to our focus on
 high-quality investments
 ...we completely avoided
 the collapse of Enron..."

FUND PERFORMANCE

For the six months ended March 31, 2002, John Hancock Patriot Premium Dividend Fund I returned 4.16% at net asset value. By comparison, the average income and preferred closed-end fund returned 6.89%, according to Lipper, Inc. The Fund had a larger-than-average stake in utility common stocks, which accounted for its underperformance relative to its peers. The Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 3.47%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned 10.99%.

Thanks to our focus on high-quality investments -- which is driven by our research process and emphasis on good company fundamentals -- we completely avoided the collapse of Enron, never having held any of its securities in the Fund. We also avoided other stocks that came under pressure due to Enron-like concerns, including companies with energy-trading operations such as Williams Company, Calpine and AES. But our best performers during the six-month period were companies involved in the production and distribution of oil and natural gas. Anadarko Petroleum and Devon Energy, for example, each posted strong gains as energy prices shot higher.

Our long-term commitment to well-managed, regionally based electric transmission and distribution companies served us well. Progress Energy, for example, performed reasonably well, thanks in part to its enjoying one of the country's fastest growing customer bases. Other good regional performers included those with higher-than-average dividends, such as NSTAR (the former Boston Edison) and OGE, one of the lowest-cost electric generators in the country.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Utilities 72%, the second is Oil & Gas 9%, the third Broker services 6%, the fourth Media 4%, and the fifth Finance 2%.]

One of our biggest detractors during the period was the common stock of electric provider Western Resources, which performed poorly when a couple of regulatory rulings went against the company and put in jeopardy the company's planned merger with Public Service of New Mexico.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 3-31-02." The chart is divided into three sections (from top to left): Preferred stocks 63%, Common stocks 33% and Short-term investments & other 4%.]

OUTLOOK

At its most recent meeting in March 2002, the Fed decided not to raise interest rates. Since then, Fed Chairman Alan Greenspan seems to have grown more optimistic by the week that the economy is in the midst of a recovery. Given that, it appears unlikely that interest rates are going to decline any time soon. On the other hand, we don't think that economic growth for 2002 will be so robust that it forces the Fed to substantially raise rates either, given what we believe is a rather anemic economy. With this backdrop in mind, we don't think that preferreds will appreciate in price as much as they did during 2001 when interest rates fell dramatically. So we're likely to focus on preferred stocks that are selling below par and on high-coupon cushion preferreds, both of which should help immunize the portfolio from rising interest rates as the economy strengthens.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Anadarko Petroleum followed by an up arrow with the phrase "Rising energy prices boost earnings prospects." The second listing is Progress Energy followed by an up arrow with the phrase "Rate settlement in Florida; growth lifts earnings." The third listing is Western Resources followed by a down arrow with the phrase "Unfriendly regulatory actions cast doubt about planned merger."]

"...it appears unlikely that
 interest rates are going to
 decline any time soon."

In contrast, we believe utility stocks can perform better than they have during previous economic upturns, which typically favor faster-growing stocks. Our belief is based on the fact that most utilities have attractive earnings growth prospects and their stocks are priced lower than they have been in decades from a price-to-earnings perspective. So the sector looks cheap relative to other industry sectors. In our view, "Enronitis" has unfairly tainted the entire utility sector, with high-quality companies selling at very cheap prices. Furthermore, we believe that 2001 served as a useful reminder for shareholders about the importance of diversification. Because of that, we don't think that utility stocks will be left out in the cold even if the economy were to enjoy a quick and sharp rebound.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
March 31, 2002
(unaudited)

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES    ISSUER                                                                      VALUE
PREFERRED STOCKS 62.90%                                                        $135,561,298
(Cost $138,531,367)

Agricultural Operations 1.28%                                                    $2,765,000
  35,000  Ocean Spray Cranberries, Inc., 6.25% (R)                                2,765,000

Banks -- Foreign 1.07%                                                            2,305,100
  89,000  Australia and New Zealand Banking Group Ltd.,
          9.125% (Australia)                                                      2,305,100

Broker Services 5.97%                                                            12,871,486
  62,460  Bear Stearns Cos., Inc., 5.72%, Ser F                                   2,434,691
 102,700  Lehman Brothers Holdings, Inc., 5.67%,
          Depositary Shares, Ser D                                                4,133,675
  90,400  Lehman Brothers Holdings, Inc., 5.94%, Ser C                            3,756,120
  90,000  Merrill Lynch & Co., Inc., 9.00%,
          Depositary Shares, Ser A                                                2,547,000

Diversified Operations 0.61%                                                      1,323,319
  48,420  Grand Metropolitan Delaware, L.P.,
          9.42%, Gtd Ser A                                                        1,323,319

Finance 1.98%                                                                     4,269,000
  72,000  J.P. Morgan Chase & Co., 6.625%,
          Depositary Shares, Ser H                                                3,672,000
  12,000  USA Education, Inc., 6.97%, Ser A                                         597,000

Leasing Companies 1.04%                                                           2,232,000
  90,000  AMERCO, 8.50%, Ser A                                                    2,232,000

Media 4.33%                                                                       9,323,750
 200,453  Shaw Communications, Inc., 8.45%, Ser A (Canada)                        4,690,600
 199,361  Shaw Communications, Inc., 8.50% (Canada)                               4,633,150

Oil & Gas 5.93%                                                                  12,787,421
  45,278  Anadarko Petroleum Corp., 5.46%, Depositary Shares                      3,692,421
  50,000  Devon Energy Corp., 6.49%, Ser A                                        4,575,000
  40,000  Lasmo America Ltd., 8.15% (R)                                           4,520,000

Telecommunications 1.94%                                                          4,169,700
  50,850  Touch America Holdings, Inc., $6.875                                    4,169,700

Utilities 38.75%                                                                 83,514,522
 225,000  Alabama Power Co., 5.20%                                                4,455,000
  34,000  Baltimore Gas & Electric Co., 6.99%, Ser 1995                           3,451,000
  47,029  Boston Edison Co., 4.25%                                                2,901,689
 210,000  Coastal Finance I, 8.375%                                               5,300,400
 115,000  El Paso Tennessee Pipeline Co., 8.25%, Ser A                            5,819,000
 200,000  Energy East Capital Trust I, 8.25%                                      5,004,000
  42,000  Florida Power & Light Co., 6.75%, Ser U                                 4,221,000
 100,000  Hawaiian Electric Industries Capital Trust I, 8.36%                     2,525,000
  13,000  Idaho Power Co., 7.07%                                                  1,345,500
  64,200  MCN Financing II, 8.625%                                                1,637,100
  13,500  Massachusetts Electric Co., 6.99%                                       1,380,375
  34,500  Monongahela Power Co., 7.73%, Ser L                                     3,631,125
  40,000  Montana Power Capital I, 8.45%, Ser A                                     988,000
  37,000  PSI Energy, Inc., 6.875%                                                3,589,000
  25,800  Public Service Electric & Gas Co., 6.92%                                2,573,550
 254,000  Puget Sound Energy, Inc., 7.45%, Ser II                                 6,347,460
 210,000  Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                        5,166,000
  50,000  South Carolina Electric & Gas Co., 6.52%                                4,887,500
 185,000  Southern Union Financing I, 9.48%                                       4,708,250
 190,335  TDS Capital Trust I, 8.50%                                              4,765,988
 135,600  TDS Capital Trust II, 8.04%                                             3,349,320
  25,300  TXU US Holdings Co., $1.875, Depositary Shares, Ser A                     633,765
  36,000  TXU US Holdings Co., $7.98                                              3,807,000
  10,000  Virginia Electric & Power Co., $7.05                                    1,027,500

COMMON STOCKS 33.41%                                                            $72,012,763
(Cost $66,064,786)

Telecommunications 0.38%                                                            825,246
 216,600  Touch America Holdings, Inc.                                              825,246

Utilities 33.03%                                                                 71,187,517
 150,380  Alliant Energy Corp.                                                    4,544,483
 164,000  Aquila, Inc.                                                            4,073,760
 140,300  CH Energy Group, Inc.                                                   6,657,235
 101,000  DTE Energy Co.                                                          4,595,500
  64,300  Dominion Resources, Inc.                                                4,189,788
  15,000  Duke Energy Corp.                                                         567,000
 247,000  Energy East Corp.                                                       5,372,250
 126,000  KeySpan Corp.                                                           4,585,140
  27,000  NiSource, Inc.                                                            619,650
  60,000  Northeast Utilities                                                     1,192,200
 175,000  NSTAR                                                                   7,934,500
 130,000  OGE Energy Corp.                                                        3,116,100
  52,500  Progress Energy, Inc.                                                   2,627,100
  69,000  Progress Energy, Inc. (Contingent Value Obligation)                        31,050
 216,900  Puget Energy, Inc.                                                      4,509,351
  40,500  Reliant Energy, Inc.                                                    1,044,495
 246,600  Sierra Pacific Resources                                                3,721,194
 153,000  TECO Energy, Inc.                                                       4,380,390
  40,400  WPS Resources Corp.                                                     1,593,376
  97,700  Western Resources, Inc.                                                 1,675,555
 164,000  Xcel Energy, Inc.                                                       4,157,400

                                        INTEREST            PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE          RATE        (000s OMITTED)                VALUE
SHORT-TERM INVESTMENTS 3.06%                                                     $6,592,000
(Cost $6,592,000)

Oil & Gas 3.06%
Chevron USA, Inc., Discount
Commercial Paper, 04-01-02                 1.45%              $6,592              6,592,000

TOTAL INVESTMENTS 99.37%                                                       $214,166,061

OTHER ASSETS AND LIABILITIES, NET 0.63%                                          $1,361,158

TOTAL NET ASSETS 100.00%                                                       $215,527,219

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,285,000 or 3.38% of net assets as of March 31, 2002.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.


ASSETS AND
LIABILITIES

March 31, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value for
each common
share.

ASSETS
Investments at value (cost $211,188,153)                         $214,166,061
Cash                                                                  134,339
Receivable for investments sold                                        64,977
Dividends receivable                                                1,438,507
Other assets                                                           42,210

Total assets                                                      215,846,094

LIABILITIES
Dutch Auction Rate Transferable Securities (DARTS)
  preferred shares dividends payable                                    6,736
Payable to affiliates                                                 202,695
Other payables and accrued expenses                                   109,444

Total liabilities                                                     318,875

NET ASSETS
DARTS without par value, unlimited number
  of shares of beneficial interest authorized,
  685 shares issued, liquidation preference
  of $100,000 per share                                            68,500,000
Common shares -- without par value,
  unlimited number of shares of beneficial
  interest authorized, 14,988,544 shares outstanding              140,852,196
Accumulated net realized gain on investments                        3,022,580
Net unrealized appreciation of investments                          2,977,908
Undistributed net investment income                                   174,535

Net assets applicable to common shares
  ($9.81 per share based on common
  shares outstanding)                                             147,027,219

Net assets                                                       $215,527,219

See notes to
financial statements.



OPERATIONS

For the period ended
March 31, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $7,292,973
Interest                                                               29,853

Total investment income                                             7,322,826

EXPENSES
Investment management fee                                             899,348
Administration fee                                                    106,640
DARTS and auction fee                                                  96,856
Federal excise tax                                                     96,209
Auditing fee                                                           29,016
Miscellaneous                                                          27,722
Transfer agent fee                                                     23,495
Printing                                                               21,830
Custodian fee                                                          20,860
Trustees' fee                                                           5,515
Legal fee                                                               1,391

Total expenses                                                      1,328,882

Net investment income                                               5,993,944

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                      550,107
Change in net unrealized appreciation
  (depreciation) on investments                                       (18,929)

Net realized and unrealized gain                                      531,178

Increase in net assets from operations                              6,525,122

Distribution to DARTS                                                (672,101)
Net increase in net assets applicable
  to common shareholders resulting
  from operations, less DARTS distributions                        $5,853,021

1 Semiannual period from 10-1-01 through 3-31-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows
how the value of
the Fund's net
assets has
changed since
the end of the
previous period.

The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
paid to share
holders, if any,
and any increase
due to the sale of
common shares.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   9-30-01          3-31-02 1

INCREASE IN NET ASSETS
From operations

Net investment income                          $12,474,424       $5,993,944
Net realized gain                                1,507,882          550,107
Change in net unrealized
  appreciation (depreciation)                   (7,314,735)         (18,929)

Increase in net assets
  resulting from operations                      6,667,571        6,525,122

Distributions to shareholders

DARTS preferred shares                          (2,734,970)        (672,101)
Common shares --
  From net investment income                    (9,705,946)      (4,853,574)
                                               (12,440,916)      (5,525,675)

From fund share transactions                            --           86,846

NET ASSETS
Beginning of period                            220,214,271      214,440,926

End of period 2                               $214,440,926     $215,527,219

1 Semiannual period from 10-1-01 through 3-31-02. Unaudited.

2 Includes distributions in excess of net investment income of $293,734 and undistributed net investment income of $174,535, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           9-30-97     9-30-98     9-30-99     9-30-00     9-30-01     3-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.02       $9.88      $10.85       $9.91      $10.13       $9.74
Net investment income 2                                   0.98        0.87        0.83        0.85        0.83        0.40
Net realized and unrealized
  gain (loss) on investments                              0.82        0.99       (0.90)       0.23       (0.39)       0.04
Total from
  investment operations                                   1.80        1.86       (0.07)       1.08        0.44        0.44
Less distributions
Dividends to DARTS shareholders                          (0.19)      (0.19)      (0.18)      (0.21)      (0.18)      (0.05)
Dividends to common shareholders
  from net investment income                             (0.75)      (0.70)      (0.66)      (0.64)      (0.65)      (0.32)
Distributions to common shareholders
  in excess of net investment income                        --          -- 3     (0.03)      (0.01)         --          --
                                                         (0.94)      (0.89)      (0.87)      (0.86)      (0.83)      (0.37)
Net asset value, end of period                           $9.88      $10.85       $9.91      $10.13       $9.74       $9.81
Per share market value,
  end of period                                          $9.38      $10.19       $8.81       $8.25       $8.75       $9.16
Total return at market value (%)                         11.35       16.57       (7.01)       1.19       13.79        8.26 4

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common
  shares, end of period (in millions)                     $148        $163        $148        $152        $146        $147
Ratio of expenses
  to average net assets 5 (%)                             1.87        1.65        1.66        1.75        1.72        1.83 6
Ratio of net investment income
  to average net assets 7 (%)                            10.35        8.26        7.92        8.94        8.35        8.27 6
Portfolio turnover (%)                                      56          32          18          19          23           6

SENIOR SECURITIES
Total DARTS outstanding (in millions)                      $68         $68         $68         $68         $68         $68
Asset coverage per unit 8                             $308,832    $330,525    $323,124    $315,176    $318,208    $311,595
Involuntary liquidation preference
  per unit 9                                          $100,000    $100,000    $100,000    $100,000    $100,000    $100,000
Approximate market value per unit 9                   $100,000    $100,000    $100,000    $100,000    $100,000    $100,000


1 Semiannual period from 10-1-01 through 3-31-02. Unaudited.

2 Based on the average of the shares outstanding at the end of each month.

3 Less than $0.01 per share.

4 Not annualized.

5 Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.24%, 1.26%, 1.15%, 1.15%, 1.18% and 1.25%, respectively.

6 Annualized.

7 Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.97%, 5.75%, 5.52%, 6.03%, 5.72% and 5.62%, respectively.

8 Calculated by subtracting the Fund's total liabilities (excluding the DARTS) from the Fund's total assets, and dividing this amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.

9 Plus accumulated and unpaid dividends.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Patriot Premium Dividend Fund I (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. Net capital losses of $260,189 that are attributable to security transactions incurred after October 31, 2000 are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Dutch Auction Rate Transferable Securities (DARTS) preferred stock Series A

Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates ranged from 1.50% to 2.89% during the period ended March 31, 2002.

The DARTS are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's by-laws.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly net assets plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the period ended March 31, 2002, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund's average weekly net assets.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the reclassification of capital accounts, dividend reinvestments and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                              YEAR ENDED 9-30-01            PERIOD ENDED 3-31-02 1
                                          SHARES          AMOUNT         SHARES           AMOUNT
Beginning of period                   14,979,601    $140,818,196     14,979,601     $140,765,350
Reclassification of capital accounts         --          (52,846)            --               --
Dividends reinvested                         --               --          8,943           86,846
End of period                         14,979,601    $140,765,350     14,988,544     $140,852,196

1 Semiannual period from 10-1-01 through 3-31-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended March 31, 2002, aggregated $13,619,079 and $19,592,719, respectively.

The cost of investments owned at March 31, 2002, including short-term investments, for federal income tax purposes was $211,188,410. Gross unrealized appreciation and depreciation of investments aggregated $12,731,306 and $9,753,655, respectively, resulting in net unrealized appreciation of $2,977,651.


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital, for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend- paying preferred and common equity securities.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Trustees approved the following investment policy change effective 12-15-01: Under normal circumstances the Fund will invest at least 80% of its net assets in dividend-paying securities. "Net assets" is defined as Fund's net assets plus borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex- dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Premium Dividend Fund I, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions, or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 7, 2002, the Annual Meeting of the Fund was held to elect six Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                              WITHHELD
                                 FOR         AUTHORITY
                                 ---         ---------
James F. Carlin            9,112,568           144,189
William H. Cunningham      9,077,137           179,620
John P. Toolan             9,083,749           173,008
John A. Moore              9,089,895           166,862
Patti McGill Peterson      9,080,519           176,238

The preferred shareholders elected John M. DeCiccio to serve until his respective successors are duly elected and qualified, with the votes tabulated as follows: 463 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending September 30, 2002, with the votes tabulated as follows: 9,046,941 FOR, 85,846 AGAINST and 123,969 ABSTAINING.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Dr. John A. Moore
Patti McGill Peterson
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DIVIDEND DISBURSER
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR DARTS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
PDF

For shareholder assistance refer to page 18



HOW TO
CONTACT US

On the Internet                         www.jhfunds.com

By regular mail                         State Street Bank and Trust Company
                                        P.O. Box 8200
                                        Boston, MA 02266-8200

Customer service representatives        1-800-426-5523

24-hour automated information           1-800-843-0090



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-426-5523
1-800-843-0090

www.jhfunds.com


PRSRT STD
U. S. Postage
PAID
S. Hackensack, NJ
Permit No. 750


P10SA  3/02
       5/02